UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2019

Carolina Trust BancShares, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	000-55683	81-2019652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 East Main Street, Lincolnton, North Carolina	28092
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 735-1104

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common stock, par value $2.50 per share	CART	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 18, 2019, Carolina Trust BancShares, Inc. (the “Company”) held a special meeting of shareholders.  The voting results of the three proposals submitted to shareholders at the special meeting are set forth below.  Each proposal submitted to shareholders was approved by the shareholders entitled to vote at the special meeting.  The proposals below are described in greater detail in the proxy statement/prospectus, dated as of October 21, 2019 and previously filed by the Company with the U.S. Securities and Exchange Commission, or SEC, on October 28, 2019.

Proposal 1: Proposal to approve the Agreement and Plan of Merger and Reorganization, dated as of July 15, 2019, by and between the Company and Carolina Financial Corporation (“Carolina Financial”), as it may be amended from time to time, under which the Company will merge with and into Carolina Financial.

Votes For	Votes Against	Abstentions	Broker Non-Votes

5,818,055	47,875	8,664	-0-

Proposal 2: Proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the merger.

Votes For	Votes Against	Abstentions	Broker Non-Votes

5,494,275	299,638	80,681	-0-

Proposal 3: Proposal to approve the adjournment or postponement of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the special meeting to approve the merger agreement.

Votes For	Votes Against	Abstentions	Broker Non-Votes

5,788,471	68,204	17,919	-0-

Since sufficient votes were present at the special meeting to approve the merger agreement, the Company did not, under Proposal 3, motion to adjourn the special meeting to a later date.

Item 8.01.	Other Events.

On December 18, 2019, the Company issued a press release announcing that the merger agreement with Carolina Financial had been approved by the Company’s shareholders.  A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Additional Information About the Merger and Where to Find It

This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company or Carolina Financial. In connection with the proposed merger of the Company with and into Carolina Financial, Carolina Financial has filed with the SEC, a Registration Statement on Form S-4 (Registration No: 333-233640), which was declared effective on October 21, 2019, and that includes a proxy statement of the Company and a prospectus of Carolina Financial, as well as other relevant documents concerning the proposed merger. The Company mailed the final proxy statement/prospectus to its shareholders on or about October 28, 2019.

BEFORE MAKING ANY ELECTION DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

Company shareholders are able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about the Company and Carolina Financial, at the SEC’s internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that are, and will be, incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to: Carolina Financial Corporation, 288 Meeting Street, Charleston, South Carolina 29401, Attention: William A. Gehman, III, Executive Vice President and Chief Financial Officer or Carolina Trust BancShares, Inc., 901 East Main Street, Lincolnton, NC 28092, Attention: Edwin Laws, Executive Vice President and Chief Financial Officer.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of the Company, are generally identified by the use of words such as “believe,” “expect,” “intend,” “anticipate,” “estimate,” or “project” or similar expressions. The Company’s ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors that could impact the forward-looking statements contained herein or that could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to: the ability to meet other closing conditions to the merger with Carolina Financial; the ability to complete the merger as expected and within the expected timeframe; disruptions to customer and employee relationships and business operations caused by the merger; the ability to implement integration plans associated with the merger transaction, which integration may be more difficult, time-consuming or costly than expected; the ability to achieve the cost savings and synergies contemplated by the merger within the expected timeframe, or at all; changes in local and national economies, or market conditions; changes in interest rates; regulations and accounting principles; changes in policies or guidelines; loan demand and asset quality, including real estate values and collateral values; deposit flow; the impact of competition from traditional or new sources; and the other factors detailed in the Company’s publicly filed documents with the SEC. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated December 18, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carolina Trust BancShares, Inc.

Date: December 18, 2019	By:	/s/ Edwin E. Laws
Name: Edwin E. Laws
Title: EVP and Chief Financial Officer